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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 20, 2003

ZENITH NATIONAL INSURANCE CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9627 (Commission File Number)	95-2702776 (IRS Employer Identification No.)

21255 Califa Street, Woodland Hills, CA (Address of Principal Executive Offices)	91367-5021 (Zip Code)

Registrant's telephone number, including area code (818) 713-1000

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Regulation FD Disclosure.

        On May 20, 2003, the Registrant issued the press release attached hereto as Exhibit 99.1 and by this reference incorporated herein.

Item 7.    Financial Statements and Exhibits.

        (c)    Exhibits

Number	Exhibit
99.1	Press Release of Zenith National Insurance Corp. Dated May 20, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2003	ZENITH NATIONAL INSURANCE CORP.
	By:	/s/ WILLIAM J. OWEN Name: William J. Owen Title: Senior Vice President and Chief Financial Officer

Index to Exhibits

Number	Exhibit
99.1	Press Release of Zenith National Insurance Corp. Dated May 20, 2003

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Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.